SUPPLEMENT TO THE PROSPECTUS DATED JULY 6, 1999
                                       FOR
            JACKSON NATIONAL LIFE DEFINED STRATEGIES VARIABLE ANNUITY


On page 7 of the prospectus for the Jackson National Life Defined Strategies Variable Annuity under the heading "Investment Portfolios," the disclosure regarding the JNL/First Trust Target 25 Series has been amended to delete the phrase "in approximately equal amounts."

On page 9 of the prospectus for the JNL Variable Fund LLC under the heading "JNL/First Trust Target Small-Cap Series" and the sub-heading "Principal Investment Strategies," the first sentence has been amended to delete the phrase "in approximately equal amounts."

On page 10 of the prospectus for the JNL Variable Fund LLC under the heading "JNL/First Trust Target Small-Cap Series" and the sub-heading "Additional Information About the Principal Investment Strategies of the Target Small-Cap Series," the seventh bullet point has been amended to read as follows:

o the sub-adviser will purchase the selected 40 common stocks for the Target Small-Cap Series based on relative market capitalization;





This Supplement is dated August 30, 1999.